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As filed with the Securities and Exchange Commission on June 19, 2003


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): June 19, 2003


                               EQUITY RESIDENTIAL
               (Exact Name of Registrant as Specified in Charter)


            MARYLAND                       1-12252               13-3675988
  (State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)



TWO NORTH RIVERSIDE PLAZA, SUITE 400, CHICAGO, ILLINOIS                60606
       (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (312) 474-1300

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)    Exhibits

Exhibit
Number    Exhibit
------    -------

   1 Terms Agreement dated May 20, 2003 among the Registrant, ERP Operating Limited Partnership, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Wachovia Securities, Inc., as representatives of the several Underwriters designated in the Terms Agreement, which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-45533, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement, which Terms Agreement incorporates by reference the terms and provisions of the Registrant's Standard Underwriting Provisions, dated May 16, 1997, which was previously filed as Exhibit 1 to the Registrant's registration statement on Form S-3, file no. 333-27153 under the Securities Act of 1933, as amended, and is incorporated herein by reference thereto, and which, as this Form 8-K filing is incorporated by reference in registration statement no. 333-45533, is set forth in full in such registration statement.

   5 Opinion of Piper Rudnick, LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-45533, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

   8 Opinion of Piper Rudnick, which is being filed pursuant to Regulation S-K, Item 601(b)(8) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-45533, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

   23.1   Consent of Piper Rudnick, LLP (included in Exhibit 5)

   23.2   Consent of Piper Rudnick (included in Exhibit 8)


                                       2

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EQUITY RESIDENTIAL



Date:    June 19, 2003                       By: /s/ BRUCE C. STROHM
                                                --------------------------------
                                                Bruce C. Strohm
                                                Executive Vice President,
                                                General Counsel and Secretary